SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane
Murrysville, Pennsylvania	15668-8525
(Address of Principal Executive Offices)	(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 24, 2003, Respironics Inc. issued a press release announcing its financial results for the three months and fiscal year ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99	Press release, dated July 24, 2003, issued by Respironics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino
Daniel J. Bevevino Vice President, and Chief Financial and Principal Accounting Officer

Dated: July 24, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release, dated July 24, 2003, issued by Respironics, Inc.

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